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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 14, 2003

                       INVERNESS MEDICAL INNOVATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        DELAWARE                 001-16789               04-3565120
    (State or other          (Commission file          (IRS Employer
    jurisdiction of               number)           Identification No.)
     incorporation)

             51 SAWYER ROAD, SUITE 200, WALTHAM, MASSACHUSETTS 02453
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (781) 647-3900

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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      ITEM 7.     EXHIBITS

                  (c) Exhibits: The following exhibit is furnished with this report:


      EXHIBIT
       NUMBER                       DESCRIPTION
      -------    ---------------------------------------------------------------
        99.1     Press Release dated May 14, 2003, entitled "Inverness Medical
                 Innovations Announces First Quarter Results"

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      ITEM 9.     REGULATION FD DISCLOSURE / RESULTS OF OPERATIONS AND
FINANCIAL CONDITION

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                  In accordance with Securities and Exchange Commission Release
No. 34-47583, the following information, which is being furnished pursuant to the requirements of Item 12, "Results of Operations and Financial Condition," is being reported under Item 9, "Regulation FD Disclosure."

                  On May 14, 2003, Inverness Medical Innovations, Inc. issued a press release entitled "Inverness Medical Innovations Announces First Quarter Results," a copy of which is furnished with this Current Report on Form 8-K as
Exhibit 99.1. The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INVERNESS MEDICAL INNOVATIONS, INC.

                                    BY: /s/ Duane L. James
                                        ----------------------------------------
                                        Duane L. James
                                        Vice President of Finance and
                                        Treasurer

Dated: May 14, 2003


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                                  EXHIBIT INDEX

      EXHIBIT
       NUMBER                       DESCRIPTION
      -------    ---------------------------------------------------------------
        99.1     Press Release dated May 14, 2003, entitled "Inverness Medical
                 Innovations Announces First Quarter Results"


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